Related Party and Party-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
Retirement Savings Plan
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Party and Party-in-Interest Transactions	Related Party and Party-in-Interest Transactions
A portion of the Plan’s assets are invested in the Company’s common stock. Because the Company is the Plan Sponsor, transactions involving the Company’s common stock qualify as related party transactions.

The Plan paid certain expenses for Plan operations and investment activity to various service providers. These transactions are party-in-interest transactions under ERISA. Fees paid by the Plan for investment management services are included in net appreciation of fair value of investments. The Company pays directly any other fees related to the Plan.